Exhibit 10.19

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES ACT. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, WHICH OPINION OF COUNSEL SHALL BE IN FORM AND CONTENT SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                     WARRANT
                           TO PURCHASE COMMON STOCK OF

                           QUINTEK TECHNOLOGIES, INC.

Warrant No. 21

THIS CERTIFIES that, as of November 26, 2003, for value received, Kazi Management V.I. LLC or its permitted assigns registered on the books of the Company (collectively, the "Holder"), is entitled to purchase from Quintek Technologies, Inc., a California corporation (the "Company"), at any time, during the exercise period referred to in Section 1 hereof, 8,333,333 shares, subject to adjustment as set forth herein (the "Shares"), of fully paid and nonassessable shares of common stock of the Company (the "Common Stock"). The Warrant Exercise Price will be equal to $0.06 (Six Cents). This Warrant is issued in connection with transaction s Described in that certain Note Purchase Agreement entered into by Holder and the Company as of November 26, 2003.

Such share purchase shall be payable in the lawful currency of the United States of America, subject to adjustment as set forth herein. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of transfer of this Warrant in whole.

          1. Exercise; Payment for Ownership Interest. Upon the terms and subject to the conditions set forth herein, this Warrant may be exercised only in whole by the Holder hereof at any time five (5) from or after the date hereof and prior to 5 p.m. New York time on Novemer 26, 2003, by presentation and surrender of this Warrant to the principal offices of the Company, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Shares as to which this Warrant is then being exercised (the "Purchase Price"). Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer.

         Any transfer of this Warrant or the Shares obtained by Holder in exercise of this Warrant is subject to the limitations imposed by the Consulting Agreement pursuant to which this Warrant was initially issued and the requirement that such securities are registered on Form S-8 under the Securities Act of 1933, as amended, or any successor legislation thereto (the "1933 Act") and applicable state securities laws or is exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a shareholder with respect to the Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Shares as to which the exercise is being made. Upon any exercise and surrender of this Warrant, the Company (a) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Shares to which the Holder shall be

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entitled  and,  in lieu of any  fractional  Share to which the Holder  otherwise might be entitled, cash in an amount equal to the fair value of such fractional share (determined in such reasonable and equitable manner as the Board of Directors of the Company shall in good faith determine), and (b) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, pursuant to the provisions of this Warrant.

          2. Anti-Dilution Provisions. The Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  2.1 Reorganization, Reclassification, Consolidation, Merger, Sale or Lease. If any capital reorganization, reclassification or any other change of capital stock of the Company, or any consolidation or merger of the Company with another person, or the sale or transfer of all or substantially all of its assets to another person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive securities or assets with respect to or in exchange for their shares of Common Stock, then provision shall be made by the Company, in accordance with this Section 2.1, whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in addition to or in exchange for, as applicable, the Shares subject to this Warrant immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the aggregate Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby if exercise of the Warrant had occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument
         (i) the obligation to deliver to the Holder such securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and (ii) all other obligations of the Company under this Warrant. The provisions of this Section 2.1 shall similarly apply to successive consolidations, mergers, sales, transfer, or leases. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or transfer, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of
         Section 2.1 hereof.

                  2.2 Dividends; Distributions; Reclassifications. In addition to those adjustments set forth in Section 2.1, but without duplication of the adjustments to be made under such Section, if the Company:

                           (1) declares or pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                           (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

                           (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

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

                           (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; and/or

                           (5) issues, by reclassification of its Common Stock, any shares of its capital stock;

then the number and kind of Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 2.2 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this
Section 2.2, the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to all holders of Warrants within ten
(10) business days after such adjustment) shall determine the allocation of the adjusted Share Price between or among shares of such classes of capital stock.
         The adjustment to the number of Shares purchasable upon the exercise of this Warrant described in this Section 2.2 shall be made each time any event listed in paragraphs (i) through (v) of this Section 2.2 occurs.

         In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 2.1 hereof.

                  2.3 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Share Price or adjusted number of shares of Common Stock, if any, issuable upon exercise of each Warrant, describing the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will within thirty (30) days of such adjustment mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.


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


                  2.4 DeMinimis Limitation. No adjustment in the Share Price shall be required unless such adjustment would require an increase or decrease of at least one-tenth cent ($0.001) in such price; provided, however, that any adjustments which by reason of this Section 2.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         3. No Voting Rights. This Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         4. Transfer Restrictions. This Warrant and all rights hereunder are transferable, in whole only, at the principal offices of the Company by the Holder hereof, upon surrender of this Warrant properly endorsed; provided, however, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to a family member of the Holder or if the Holder is not an individual, to any partner, member or shareholder of Holder; (ii) to an affiliate of the initial Holder or to an affiliate of any member, partner or shareholder of the Holder hereof or successor in interest to any such person; or (iii) pursuant to the registration of this Warrant or the Shares under the 1933 Act or subsequent to one year from the date hereof pursuant to an exemption under Rule 144 or other exemption from such registration. In no event may this Warrant or the Shares be transferred to a transferee that is not be eligible to receive a transfer of shares of Common Stock.

         5. Warrants Exchangeable; Loss, Theft, Destruction, Etc. This Warrant is exchangeable, upon surrender hereof by the Holder hereof at the principal offices of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Shares (not to exceed the maximum aggregate Shares which may be purchased hereunder) as shall be designated by such Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Shares which may be subscribed for and purchased hereunder.

         6. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Warrant shall, unless the securities underlying this Warrant have been registered under the 1933 Act, bear a legend in substantially the following form:



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

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH
SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR
(B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, WHICH OPINION OF COUNSEL SHALL BE IN FORM AND CONTENT SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

         7. Reservation of Shares. The Company will immediately, and at all times, reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Warrant.

         The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase pursuant hereto will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2 hereof.

         The Company covenants that all Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all liens and security interests with respect to the issue thereof.

          8. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of California, and the rights of the parties shall be governed by, the law of California.

         9. Subsequent Holders. If this Warrant is subsequently held by more than one Holder, then each holder shall be responsible for their proportionate share of the obligations of the Holder hereunder and the terms of this Warrant shall apply proportionately to each such holder.







                              [INTENTIONALLY BLANK]







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         10. Miscellaneous. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants other than as set forth in this Section 10. The Holder shall pay all taxes in connection with such issuance and delivery of the Warrants and the Shares.

                  The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Warrant.

                  IN WITNESS WHEREOF, this Warrant Agreement has been as of the day and year first written above.

                                      QUINTEK TECHNOLOGIES, INC.

                                      By:   /s/ Robert Steele
                                          ----------------------------------
                                      Name:     Robert Steele
                                      Title:    Chief Executive Officer


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                                  PURCHASE FORM

                                        Dated:                   , 200
                                              -------------------      ---

         The undersigned Holder hereby irrevocably elects to exercise the within Warrant to the extent of purchasing Shares and hereby makes payment of $ in payment of the exercise price thereof.


                                              ----------------------------------
                                              (Holder)




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